UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 12, 2015

     HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30291	03-0453686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8588 Katy Freeway, Suite 430, Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01--Regulation FD Disclosure.

The attached script was presented on a HII Technologies, Inc. (“HIIT”) shareholders earnings call on June 12, 2015. This script is available in the Investor Relations section of HIIT's web site at www.hiitinc.com. A copy of the investor presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K, including the script, contains "forward-looking statements" within the meaning of the safe harbor provisions of the federal securities laws. Such forward-looking statements speak only as of the date they are made, and HIIT undertakes no obligation to update or revise any forward-looking statement. If HIIT does update any forward-looking statement, no inference should be drawn that it will make additional updates with respect to that statement or any other forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Script from shareholders earnings call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  June 12, 2015

By:

/s/ Matthew C. Flemming

Matthew C. Flemming, President